Exhibit 3.13

Control No. **0475620**

STATE OF GEORGIA

Secretary of State

Certified Copy

I, Brian P. Kemp, Secretary of the State of Georgia, do hereby certify under the seal of my office that the attached documents are true and correct copies of documents filed under the name of

INFOR (GA), INC.

Domestic Profit Corporation

Said entity was formed in the jurisdiction set forth above and has filed in the Office of Secretary of State on the 30th day of December, 2004 its certificate of limited partnership, articles of incorporation, articles of association, articles of organization or application for certificate of authority to transact business in Georgia. This Certificate is issued pursuant to Title 14 of the Official Code of Georgia Annotated and is prima-facie evidence of the existence or nonexistence of the facts stated herein.

WITNESS my hand and official seal of the City of Atlanta and the State of Georgia on 27th day of July, 2012

Brian P. Kemp
Secretary of State

Certification Number: 9233543-1 Reference: 9266
Verify this certificate online at http://corp.sos.state.ga.us/corp/soskb/verify.asp

Secretary of State Corporations Division 315 West Tower #2 Martin Luther King, Jr. Dr. Atlanta, Georgia 30334-1530	DOCKET NUMBER	: 052730768
	CONTROL NUMBER	: 0475620
	EFFECTIVE DATE	: 09/30/2005
	REFERENCE	: 0045
	PRINT DATE	: 09/30/2005
	FORM NUMBER	: 411

PARANET CORPORATION SERVICES, INC.

STEPHANIE THOMAS

3761 VENTURE DRIVE, STE 260

DULUTH GA 30096

CERTIFICATE OF MERGER

I, Cathy Cox, the Secretary of State of the Georgia, do hereby issue this certificate pursuant to Title 14 of the Official Code of Georgia annotated certifying that articles or a certificate of merger and fees have been filed regarding the merger of the below entities, effective as of the date shown above. Attached is a true and correct copy of the said filing.

Surviving Entity:

INFOR GLOBAL SOLUTIONS (GEORGIA), INC., A GEORGIA CORPORATION

Nonsurviving Entity/Entities:

INFOR GLOBAL SOLUTIONS (INDIANA), INC., AN INDIANA CORPORATION

CATHY COX
SECRETARY OF STATE

Certification#: 9233543-1 Reference#: 9266 Page 1 of 6

52730768

CERTIFICATE OF MERGER OF INFOR GLOBAL SOLUTIONS (INDIANA), INC. (an Indiana corporation) WITH AND INTO
INFOR GLOBAL SOLUTIONS (GEORGIA), INC. (a Georgia corporation)	475620

In accordance with Section 14-2-1104 of the Georgia Business Corporation Code (the “Code”), Infor Global Solutions (Georgia), Inc., a Georgia corporation (the “Corporation”), executes the following Certificate of Merger:

1.	Pursuant to a Plan of Merger (the “Plan of Merger”), dated as of September 29, 2005, by and between Infor Global Solutions (Indiana), Inc., an Indiana corporation (the “Disappearing Entity”), and the Corporation, the Disappearing Entity shall be merged with and into the Corporation (the “Merger”).

2.	The Corporation shall be the surviving corporation resulting from the Merger. The Articles of Incorporation of the Corporation shall be the Articles of Incorporation of the surviving corporation.

3.	The executed Plan of Merger is on file at the Corporation’s principal place of business located at 1000 Windward Concourse Parkway, Suite 100, Alpharetta, Georgia 30005. A copy of the Plan of Merger will be furnished by the Corporation, on request and without cost, to the shareholders of the Disappearing Entity and the Corporation.

4.	The Plan of Merger was duly adopted by the sole shareholder of the Disappearing Entity. Approval from the sole shareholder of the Corporation was not required pursuant to Section 14-2-1103(h) of the Code.

5.	The Corporation undertakes to deliver the request for publication of a notice of filing this Certificate of Merger and payment therefore as required by Section 14-2-1105.1(b) of the Code.

*    *    *    *    *

Certification#: 9233543-1 Reference#: 9266 Page 2 of 6

IN WITNESS WHEREOF, Infor Global Solutions (Georgia), Inc. has caused this Certificate of Merger to be executed by its duly authorized officer this 30th day of September, 2005.

INFOR GLOBAL SOLUTIONS (GEORGIA), INC., a Georgia corporation

By:
Gregory M. Giangiordano General Counsel and Secretary

{Georgia Certificate of Merger - Infor Indiana into Infor Georgia}	S-1

Certification#: 9233543-1 Reference#: 9266 Page 3 of 6

Secretary of State Corporations Division 315 West Tower #2 Martin Luther King, Jr. Dr. Atlanta, Georgia 30334-1530	DOCKET NUMBER	: 0475620
	EFFECTIVE DATE	: 12/30/2004
	COUNTY	: GEORGIA
	REFERENCE	: 0091
	PRINT DATE	: 12/31/2004
	FORM NUMBER	: 311

PARANET CORPORATION SERVICES, INC.

MIKEL HUTCHINGS

3761 VENTURE DRIVE, STE 260

DULUTH, GA 30096

CERTIFICATE OP INCORPORATION

I, Cathy Cox, the Secretary of State and the Corporations Commissioner of the State of Georgia, do hereby certify under the seal of my office that

INFOR GLOBAL SOLUTIONS (GEORGIA), INC.

A DOMESTIC PROFIT CORPORATION

has been duly incorporated under the laws of the State of Georgia on the effective date stated above by the filing of articles of incorporation in the Office of the Secretary of State and by the paying of fees as provided by Title 14 of the Official Code of Georgia Annotated.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

Cathy Cox
Secretary of State

Certification#: 9233543-1 Reference#: 9266 Page 4 of 6

ARTICLES OF INCORPORATION

OF

Article 1.

The name of the corporation is	Infor Global Solutions (Georgia), Inc.

Article 2.

The corporation is authorized to issue 1,000 shares.

Article 3.

The street address of the registered office is	3761 Ventura Drive

Duluth, GA 30096	,	in	Gwinnett	County.

The registered agent at such address is	National Registered Agents, Inc.

.

(The registered office address must be a street address.)

Article 4.

The name and address of each incorporator is:

Thaddine G. Gomez, c/o Kirkland & Ellis, LLP, 200 E. Randolph Drive, Chicago, IL 60601

Article 5.

The principal mailing address of the corporation is	One Country View Road, Malvem, PA 19355

.

(Even if the initial principal mailing address is the same as the initial registered office address, there must be a specific statement regarding the corporation’s principal mailing address.)

IN WITNESS WHEREOF, the undersigned has executed these Articles of Incorporation.

This 28th day of December, 2004.

Certification#: 9233543-1 Reference#: 9266 Page 5 of 6

CATHY COX Secretary of State	OFFICE OF SECRETARY OF STATE
CORPORATIONS DIVISION
	315 West Tower, #2 Martin Luther King, Jr. Drive	WARREN RARY
	Atlanta, Georgia 30334-1530	Director
(404) 656-2817
	Registered agent, officer, entity status information via the Internet	ENRICO M. ROBINSON
	http://www.georgiacorporations.org	Assistant Director
TRANSMITTAL INFORMATION GEORGIA PROFIT OR NONPROFIT CORPORATIONS

DO NOT WRITE IN SHADED AREA • SOS USE ONLY

DOCKET #		PENDING #			CONTROL #	0475620

DOCKET CODE	DATE FILED		AMOUNT RECEIVED			CHECK/ RECEIPT #

TYPE CODE	EXAMINER			JURISDICTION (COUNTY) CODE

NOTICE TO APPLICANT: PRINT PLAINLY OR TYPE REMAINDER OF THIS FORM

1.
Corporate Name Reservation Number (if one has been obtained; if articles are being filed without prior reservation, leave this line blank)
Infor Global Solutions (Georgia), Inc.

Corporate Name (List exactly as it appears in articles)

2.	Paranet Corporation Services, Inc. (Mikel Hutchings) 800-277-9977

	Name of person filing articles (certificate will be mailed to this person, at address below)		Telephone Number
3761 Venture Drive, Suite 260

Address

	Duluth	GA	30096

	City	State	Zip Code

3.
Mail or deliver the following items to the Secretary of State, at the above address:

1) This transmittal form 2) Original and one copy of the Articles of Incorporation 3) Filing fee of $100.00 payable to Secretary of State. Filing fees are NON-refundable.

I certify that a Notice of Incorporation or Notice of Intent to Incorporate with a publication fee of $40.00 has been or will be mailed or delivered to the official organ of the county where the initial registered office of the corporation is to be located. (List of legal organs is posted at web site; or, the Clerk of Superior Court can advise you of the official organ in a particular county.)

12/30/2004
Authorized signature of person filing documents			Date
Request certificates and obtain entity information via the Internet: http://www.georgiacorporations.org

Certification#: 9233543-1 Reference#: 9266 Page 6 of 6

Control No. 0475620

STATE OF GEORGIA

Secretary of State

Corporations Division

313 West Tower

2 Martin Luther King, Jr. Drive

Atlanta, Georgia 30334-1530

CERTIFICATE

OF

AMENDMENT

NAME CHANGE

I, Brian P. Kemp, the Secretary of State and the Corporations Commissioner of the State of Georgia, hereby certify under the seal of my office that

INFOR GLOBAL SOLUTIONS (GEORGIA), INC.

a Domestic Profit Corporation

has filed articles/certificate of amendment in the Office of the Secretary of State on 07/01/2012 changing its name to

INFOR (GA), INC.

and has paid the required fees as provided by Title 14 of the Official Code of Georgia Annotated. Attached hereto is a true and correct copy of said articles/ certificate of amendment.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on July 1, 2012

Brian P. Kemp Secretary of State

Control No: 0475620 Date Filed: 07/01/2012 12:00 AM Brian P. Kemp Secretary of State
Brian P. Kemp Secretary Of State	Office Of The Secretary Of State Corporations Division 237 Coliseum Drive Macon, GA 31217 404-656-2817 Articles Of Amendment Of Articles Of Incorporation

Article One The Name Of The Corporation Is: Infor Global Solutions (Georgia), Inc.

Article Two The Corporation Hereby Adopts The Following Amendment To Change The Name Of The Corporation The New Name Of The Corporation Is: Infor (GA), Inc.
(The Effective Date of this Amendment is July 1, 2012.)
☐ ☒ ☐

Article Three

The Amendment Was Duly Adopted By The Following Method (choose one box only):

The amendment was adopted by the incorporators prior to the issuance of shares.

The amendment was adopted by a sufficient vote of the shareholders.

The Amendment Was Adopted By The Board Of Directors Without Shareholder Action As Shareholder Action Was Not Required.

Article Four

The Date Of The Adoption Of The Amendment(s) Was:

June 15, 2012

Article Five

The undersigned does hereby certify that a notice to publish the filing of articles of amendment to change the corporation’s name along with the publication fee of $40.00 has been forwarded to the legal organ of the county of the registered office as required by O.C.G.A. §14-2-1006.1

IN WITNESS WHEREOF, the undersigned has executed these Articles Of Amendment

On	June 20, 2012
	(Date)	(Signature And Capacity in which signing)
Gregory M. Giangiordano,
President
Form CD 100
Email Address howard.young@kirkland.com